Exhibit 10.1




                              Employment Agreement


     EMPLOYMENT AGREEMENT made as of February 28, 2005 ("Effective Date"), between Ana Maria Wech, an individual residing at 760 NE 174th Street, Miami, FL 33162 (hereinafter referred to as the "Employee") and Garden of Eden Skincare, Inc., a Florida corporation with offices at 10909 Biscayne Blvd, Miami, FL 33161 (hereinafter referred to as the "Employer").

     WHEREAS, the Employer desires to employ the Employee, and the Employee desires to serve as an employee of the Employer on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants and promises of the parties hereto, the Employer and the Employee agree as follows:

     1. Employment: The Employer hereby agrees to employ the Employee as Manager of Skin Care to perform managerial and service-related functions of the Employer, and the Employee hereby agrees to perform such services for the Employer on the terms and conditions hereinafter stated, subject to the directives of the Board of Directors of the Employer.

     2. Term of Employment: The term of this Agreement shall begin on the Effective Date and shall continue in full force and effect through February 28, 2006 ("Term"); provided, however, that this Agreement shall be automatically renewed on a year-to-year basis thereafter unless terminated by either party on at least 30 days prior written notice during any given year, unless sooner terminated as provided herein.

     3. Compensation:

          (a) During the term of this Agreement, for all services rendered by Employee under this Agreement, the Employer shall pay the Employee compensation equal to 60% of the Employer's gross receipts for the services Employee renders directly, whether to an existing or new client ("Compensation"), payable in arrears on the fifteenth and last day of each month.

          (b) In addition to the Compensation described in Section 3(a), Employee may receive a cash performance bonus paid quarterly of 15% of the skin care revenue generated by other employees or subcontractors of Eden (excluding Employee) in excess of $2,000 per month. These revenue sources shall be generated by the services delivered directly by employees and subcontractors (excluding Employee) and not revenue from product sales. Employee will be paid 10% of revenue generated by Product Sales she personally sells. Employee will be paid 5% of revenue from existing clients receiving medical cosmetic procedures. At the time which the company employs a Physician to perform cosmetic procedures, the parties agree to discuss changing the compensation paid to the buyer.




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          (c)  Employee  is  eligible  to receive a maximum of 25,000  shares of
     Common Stock of the Employer's parent, Medical Makeover Corporation of America, Inc., if the Employee meets her annual revenue target of $80,000 for services she directly delivers for the Term. Achievement of less than the target will lead to proportionately less shares being allocated to Employee.

     4. Fringe Benefits:

          (a) During the term hereof, commencing May 1, 2005, the Employer shall pay 70% of the Employer's rate for single coverage medical and hospitalization insurance substantially similar to that provided for the other executive personnel of the Employer in similar management positions.

          (b) The Employee is authorized to incur on behalf of the Employer only such reasonable expenses in connection with the business of the Employer as are in conformity with the Employer's published guidelines. The Employer shall reimburse Employee for all such necessary and reasonable expenses incurred in connection with the business of the Employer upon the presentation by the Employee, from time to time, of an itemized account of such expenditures, which account shall be in form and substance in conformity with the rules and regulations of the Internal Revenue Service. Any single expenditure in excess of One Hundred Dollars ($100.00) shall require the prior approval of the Chief Executive Officer or Chief Financial Officer of the Employer.

     5. Duties and Extent of Services: Upon the execution of this Agreement and throughout its term, the Employee shall assume the position of Manager of Skin Care for the Employer and shall undertake all of the duties incident to such office in addition to rendering all such other management duties as the Employer's Board of Directors may reasonably request. The Employee shall exert her best efforts and shall devote her full time and attention to the affairs of the Employer. During the term of this Agreement the Employee shall not, directly or indirectly, alone or as a member of a partnership (in the capacity of a general partner) or limited liability company (in the capacity of a manager), or as an officer, director, significant shareholder (i.e., owning or holding beneficially or of record five percent (5%) or more of the voting shares of an entity), or employee of any other corporation or entity, be engaged in or concerned with any other duties or pursuits whatsoever for pecuniary gain requiring her personal services without the prior written consent of the Employer.

     6.  Termination:   Unless  renewed  as  provided  herein,   the  Employee's
employment hereunder shall terminate on February 28, 2006, or sooner upon the occurrence of any of the following events:

          (a) The Employee's death; all earned but not paid bonuses or shares due will be deposited in the employees appropriate personal account,

          (b) The  termination  of the  Employee's  employment  hereunder by the
     Employer, at its option, to be exercised by written notice from the Employer to the Employee, upon the Employee's incapacity or inability to perform her services as contemplated herein for a period of at least 30 consecutive days or an aggregate of 45 consecutive or non-consecutive days during any twelve-month period during the Term hereof due to the fact that her physical or mental health shall have become impaired so as to make it impossible or impractical for him to perform the duties and responsibilities contemplated for him hereunder; or



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          (c) The termination for cause of the Employee's  employment  hereunder by the Employer, at its option, to be exercised by written notice from the Employer to the Employee in the event the Employee is derelict in her duties or commits any misconduct with respect to the Employer's affairs and such dereliction or misconduct shall continue for a period of three days after the Employer shall have given the Employee written notice specifying such dereliction or misconduct, and advising her that the Employer shall have the right to terminate her employment hereunder in the event such misconduct continues through such three-day period.

          (d) In the event that the Employee commits an act constituting common law fraud or any crime, which could reasonably be expected to have an adverse impact on the Employer, its business or assets.

          (e) In the event that the Employee should fail (otherwise than on account of illness or other incapacity) or refuse to carry out the reasonable directives of the Board of Directors of the Employer, and such failure or refusal shall continue for a period of three days after the Employer shall have given the Employee written notice specifying such directives and wherein the Employee has failed or refused to carry out the same, and advising her that the Employer shall have the right to terminate her employment hereunder in the event such failure or refusal continues through such three-day period.

          (f) Cessation of the Employer's business.

     7. Restrictions On The Employee: During the period commencing on the date hereof and ending two years after the termination of the Employee's employment by the Employer for any reason, the Employee shall not directly or indirectly induce or attempt to induce any of the employees of the Employer to leave the employ of Employer. If this Agreement is terminated by the Employer pursuant to
Section 2 hereof, the foregoing two-year period shall be reduced to six months.

          (a) Non-Disparagement. Employee covenants and agrees that Employee shall not engage in any pattern of conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of derogatory rumors, allegations, negative reports or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the Employer, its management, or of management of corporations affiliated with the Employer.

     8. Covenant Not To Compete: During the period commencing on the date hereof, and ending two years after the termination of the Employee's employment for any reason, the Employee shall not, except as a passive investor in publicly held companies, engage in, or own or control any interest in, or act as principal, director, officer or employee of, or consultant to, any firm or corporation which is in competition with the Employer or its Parent. If this Agreement is terminated by the Employer pursuant to Section 2 hereof, the foregoing two-year period shall be reduced to six months.

     9. Proprietary Information:

          (a) For purposes of this Agreement, "proprietary information" shall mean any proprietary information relating to the business of the Employer or its Parent or any entity in which the Employer or its Parent has a



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     controlling interest that has not previously been publicly released by duly authorized representatives of the Employer and shall include (but shall not be limited to) information encompassed in all proposals, marketing and sales plans, financial information, costs, pricing information, computer programs (including without limitation source code, object code, algorithms and models), customer information, customer lists, and all methods, concepts, know-how or ideas in or reasonably related to the business of Employer or any entity in which the Employer has a controlling interest. The Employee agrees to regard and preserve as confidential all proprietary information, whether she has such information in her memory or in writing or other tangible or intangible form. The Employee will not, without written authority from the Employer to do so, directly or indirectly, use for her benefit or purposes, nor disclose to others, either during the term of her employment hereunder or thereafter, any proprietary information except as required by the conditions of her employment hereunder or pursuant to court order (in which case Employee shall give the Employer prompt written notice so that the Employer may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. The Employee agrees not to remove from the premises of the Employer or any subsidiary or affiliate of the Employer, except as an employee of the Employer in pursuit of the business of the Employer or any of its subsidiaries, affiliates or any entity in which the Employer has a controlling interest, or except as specifically permitted in writing by the Employer, any document or object containing or reflecting any proprietary information. The Employee recognizes that all such documents and objects, whether developed by him or by someone else, are the exclusive property of the Employer. Proprietary information shall not include information which is presently in the public domain or which comes into the public domain through no fault of the Employee or which is disclosed to the Employee by a third party lawfully in possession of such information with a right to disclose same.

          (b) All proprietary information and all of the Employee's interest in trade secrets, trademarks, computer programs, customer information, customer lists, employee lists, products, procedure, copyrights, patents and developments hereafter to the end of the period of employment hereunder developed by the Employee as a result of, or in connection with, her employment hereunder, shall belong to the Employer; and without further compensation, but at the Employer's expense, forthwith upon request of the Employer, Employee shall execute any and all such assignments and other documents and take any and all such other action as Employer may reasonably request in order to vest in Employer all the Employee's right, title and interest in and to all of the aforesaid items, free and clear of liens, charges and encumbrances.

          (c) The Employee expressly agrees that the covenants set forth in Sections 7, 8 and 9 of this Agreement are being given to Employer in connection with the employment of the Employee by Employer and that such covenants are intended to protect Employer against the competition by the Employee, within the terms stated, to the fullest extent deemed reasonable and permitted in law and equity. In the event that the foregoing limitations upon the conduct of the Employee are beyond those permitted by law, such limitations, both as to time and geographical area, shall be, and be deemed to be, reduced in scope and effect to the maximum extent permitted by law.




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     10.  Injunctive  Relief:  The Employee  acknowledges that the injury to the
Employer resulting from any violation by him of any of the covenants contained in this Agreement will be of such a character that it cannot be adequately compensated by money damages, and, accordingly, the Employer may, in addition to pursuing its other remedies, obtain an injunction from any court having jurisdiction of the matter restraining any such violation.

     11. Representation of Employee: The Employee represents and warrants that neither the execution and delivery of this Agreement nor the performance of her duties hereunder violates the provisions of any other agreement to which she is a party or by which she is bound.

     12. Parties; Non-Assignability: As used herein, the term the "Employer" shall mean and include the Employer, its Parent and any subsidiary thereof and any successor thereto unless the context indicates otherwise. Any assignment by Employer of this Agreement shall be subject to the provisions of this Agreement. This Agreement and all rights hereunder are personal to the Employee and shall not be assignable by him and any purported assignment shall be null and void and shall not be binding on the Employer.

     13. Entire Agreement: This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous representations, negotiations, commitments, and writing with respect thereto.

     14. Amendment or Alteration: No amendment or alteration of the terms of this Agreement shall be valid unless made in writing and signed by all of the parties hereto.

     15. Choice of Law: This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing Party shall be entitled to a reasonable attorney's fee, costs and expenses.

     16. Arbitration: Except for a claim for Injunctive Relief, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the Parties are unable to resolve by mutual agreement, shall be settled by submission by either Party of the controversy, claim or dispute to binding arbitration in Palm Beach County, Florida (unless the Parties agree in writing to a different location), before one arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the Parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all Parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     17. Notices: All notices relating to this Agreement must be in writing and delivered either in person or by certified mail or registered mail, postage prepaid, return receipt requested, to the person(s) and address specified on the first page of this Agreement or such updated address as either party may subsequently designate by notice in writing. Notice shall be effective immediately upon receipt.


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     18.  Waiver of Breach:  The  waiver by any party  hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any of the parties hereto.

     19. Binding Effect: The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, heirs, administrators, successors, and permitted assigns.

     20. Gender: Pronouns in any gender shall be construed as masculine, feminine, or neuter as the context requires in this Agreement.

     21. Counterparts and Fascimile. This Agreement may be executed by the parties via fascimile and in one or more counterparts, each of which when so executed shall be deemed an original hereof and all of which, individually and collectively, shall constitute one single contract between the parties.

     22. Severability. If any term, provision, or part of this Agreement is found by a court to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms, provisions, and parts of this Agreement shall nevertheless remain in full force and effect as long as the economic or legal substance of the transactions contemplated hereby is not affect in any manner materially adverse to any Party. On such determination that any term, provision, or part of this Agreement is invalid, illegal, or incapable of being enforced, this Agreement shall be deemed to be modified so as to effect the Parties' original intent as closely as possible to the end of the transactions contemplated by this agreement and the terms and provisions of this Agreement are fulfilled to the greatest extent possible.

     23. Voluntary Agreement/Review. The Parties each acknowledge, represent and warrant that they have reviewed and understand this Agreement in its entirety and that they have entered into this Agreement freely and voluntarily. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against either Party.

     24. Further Assurances. The Parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



Garden of Eden Skincare, Inc.

By:      /s/ Randy Baker
-----------------------------------
Its:     President and CEO


Ana Maria Wech

By: /s/ Ana Maria Wech
-----------------------------------


As to Section 3(c) only:
Medical Makeover Corporation of America, Inc.

By:      /s/ Randy Baker
-----------------------------------
Its:     President and CEO


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